UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 1, 2016
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Jason P. Wells, Senior Vice President and Chief Financial Officer of PG&E Corporation, Nickolas Stavropoulos, President, Gas, of Pacific Gas and Electric Company (“Utility”), a subsidiary of PG&E Corporation, and other members of management of PG&E Corporation and the Utility, will meet with various investment professionals at the 2016 Barclays CEO Energy-Power Conference in New York, New York on September 7, 2016.

During these meetings, management may refer to the presentation slides that were used during PG&E Corporation’s earnings conference call and webcast held on July 28, 2016.  These materials have been furnished to the Securities and Exchange Commission (“SEC”) on a Current Report on Form 8-K dated July 28, 2016 and can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com, as previously updated to correct an immaterial typographic error in the number of outstanding shares of PG&E Corporation at June 30, 2016, on slide 10 of the presentation.  Management may also refer to the presentation slides that were used at the California Public Utilities Commission’s (“CPUC”) 2017 GRC workshop on August 30, 2016, and previously furnished to the SEC on a Current Report on Form 8-K dated August 30, 2016.

Item 8.01	Other Events.

Federal Energy Regulatory Commission (“FERC”) Transmission Owner (“TO”) Rate Case

On September 1, 2016, the Utility and other settling parties (including the CPUC) filed a motion at the FERC requesting that the FERC approve a settlement proposing that the Utility’s 2016 retail electric transmission revenue requirement be set at $1.331 billion, a $130 million increase over the currently authorized revenue requirement of $1.201 billion.   (As previously disclosed, on July 29, 2015, the Utility requested a 2016 retail electric transmission revenue requirement of $1.515 billion.  The Utility’s proposed rates went into effect on March 1, 2016, subject to refund, and pending a final decision by the FERC.)  The settlement is subject to the FERC’s approval.  The FERC is expected to issue a decision in late 2016 or early 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: September 1, 2016	By:	/s/ JASON P. WELLS
JASON P. WELLS
Senior Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Dated: September 1, 2016	By:	/s/ DAVID S. THOMASON
DAVID S. THOMASON
Vice President, Chief Financial Officer and Controller